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                                                                   EXHIBIT 10.22


                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

         THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this "First Amendment") is made and entered into as of the ______ day of _________, 1997 (the "Effective Date"), by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and TECH INTERNATIONAL OF VIRGINIA, INC., a Delaware corporation, ("Tenant"), with reference to the following:

                                    RECITALS:

         A. Pursuant to an Office Lease Agreement dated the 1st day of _____, 1994 [undated] by and between Landlord and Tenant (the "Lease"), Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia, 22033, as more particularly described therein. All capitalized terms used herein, unless specifically defined, shall have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend the certain terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:


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               1.    Landlord and Tenant have agreed that Tenant shall extend
the Term of the Lease for an additional ten (10) months, commencing on December 1, 1997 (the "Extension Commencement Date") and expiring on September 30, 1998 (the "Expiration Date") (the "Extension Term"). Tenant shall take the Premises during the Extension Term in its "as is" and "where is" condition, and Landlord shall have no obligation to make any improvements whatsoever. Effective as of the Extension Commencement Date, the Base Rent shall be $59,783.25 per year ($4,981.94 per month), which amount is based on $19.75 per square foot of Rentable Area in the Premises (3,027 square feet), as same may be adjusted according to Section 3.02 of the Lease.

               2. Landlord and Tenant agree that this extension of the Term of the Lease is not an exercise of Tenant's Renewal Option under the Lease and Tenant's Renewal Option as defined under Article 3 of the Lease shall remain in full force and effect.

                     From and after the Extension Commencement Date, until the Expiration Date, the following terms used in the Lease shall have the following ascribed meanings:

               (a)   Term:  Three (3) years, ten (10) months.

               (b)   Base Operating expenses Amount and Base Real Estate Taxes:
                     The actual expenses incurred during calendar year 1997.

               (c)   Expiration Date:  September 30, 1998.


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               3.    Except as expressly modified by this First Amendment, the
Lease remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.

                                    LANDLORD:

                                    HYATT PLAZA LIMITED PARTNERSHIP,
                                    a Virginia limited partnership

                                    By:  Fair Lakes Hyatt Limited Partnership, a
                                         Virginia general partnership,
                                         its general partner

                                    By:  Fair Lakes of Virginia, Inc.,
                                         a Virginia corporation
                                         its general partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

                                    TENANT:

                                    TECH INTERNATIONAL, INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------


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